Exhibit 10.1

EXECUTION VERSION

CODEXIS, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made as of June 20, 2019 (the “Effective Date”), by and among Codexis, Inc., a Delaware corporation (the “Company”), and each entity, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the “Schedule of Purchasers”). Such entities are hereinafter collectively referred to herein as “Purchasers” and each individually as a “Purchaser.”

AGREEMENT

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser (severally and not jointly) hereby agree as follows:

SECTION 1.    AUTHORIZATION OF SALE OF THE SHARES.

The Company has authorized the sale and issuance of 3,048,780 shares of its Common Stock, par value $0.0001 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Closing (as defined below) shall be referred to as the “Shares.”

SECTION 2.    AGREEMENT TO SELL AND PURCHASE THE SHARES.

2.1    Sale of Shares. At the Closing (as defined in Section 3), the Company will sell to each Purchaser, and each Purchaser will purchase from the Company, the number of Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers at a purchase price of $16.40 per Share. The aggregate purchase price for the Shares purchased by each Purchaser is set forth opposite such Purchaser’s name on the Schedule of Purchasers.

2.2    Separate Agreement. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Shares that appear on the Schedule of Purchasers that relate to such Purchaser. The Company’s agreement with each of the Purchasers is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale. The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Shares such other Purchasers have agreed to purchase.

SECTION 3.    CLOSING AND DELIVERY.

3.1    Closing. The closing of the purchase and sale of the Shares (which Shares are set forth in the Schedule of Purchasers) pursuant to this Agreement (the “Closing”) shall be held on June 20, 2019 at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, or on such other date and place as may be agreed to by the Company and the Purchasers (the “Closing Date”). At or prior to the Closing, each Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated on or before the Closing Date.

3.2    Issuance of the Shares at the Closing. At the Closing, the Company shall issue or deliver to each Purchaser evidence of a book entry position evidencing the Shares purchased by such Purchaser hereunder, registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Shares to be purchased by such Purchaser at such Closing as set forth in the Schedule of Purchasers against payment of the purchase price for such Shares. The name(s) in which the Shares are to be issued to each Purchaser are set forth in the Purchaser Questionnaire and the Selling Stockholder Notice and Questionnaire in the form attached hereto as Appendices I and II (the “Purchaser Questionnaire” and the “Selling Stockholder Questionnaire,” respectively), as completed by each Purchaser, which shall be provided to the Company no later than the Closing Date.

3.3    Delivery of the Registration Rights Agreement. At or before the Closing, the Company and each Purchaser shall execute and deliver the Registration Rights Agreement in the form attached hereto as Appendix III (the “Registration Rights Agreement”), with respect to the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”).

SECTION 4.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

The Company hereby represents and warrants as of the date hereof to, and covenants with, the Purchasers as follows:

4.1    Incorporation and Good Standing of the Company. The Company has been duly incorporated and is existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the SEC Documents; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing in such other jurisdictions would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), results of operations, business or properties of the Company and its Subsidiaries (as defined below) taken as a whole (“Material Adverse Effect”).

4.2    Subsidiaries. Other than the subsidiaries set forth on Exhibit B attached hereto (collectively, the “Active Subsidiaries”) and Codexis Laboratories India Pty. Ltd. (the “Indian Subsidiary” and together with the Active Subsidiaries, the “Subsidiaries”), the Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association or other business entity. Each Active Subsidiary of the Company (i) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as presently conducted, and (ii) is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except in the case of clause (ii) above, to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to result in a Material Adverse Effect. All of the issued and outstanding capital stock of each Active Subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The Indian Subsidiary is in the process of being liquidated, which liquidation is not reasonably expected to have a Material Adverse Effect.

4.3    Corporate Power; Authorization. The Company has all requisite corporate power, and has taken all requisite corporate action, to execute and deliver this Agreement, and the Registration Rights Agreement (as defined below and collectively, the “Transaction Documents”), sell and issue the Shares and carry out and perform all of its obligations under the Transaction Documents. Each Transaction Document constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by equitable principles generally, including any specific performance and (iii) with respect to the Registration Rights Agreement, as rights to indemnity or contribution may be limited by state or federal laws or public policy underlying such laws.

4.4    Issuance and Delivery of the Shares. The Shares have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will be free and clear of any security interests, liens or other encumbrances created by or on behalf of the Company (other than restrictions on transfer under applicable securities laws). Assuming the accuracy of the representations made by each Purchaser in Section 5, the offer and issuance by the Company of the Shares is exempt from registration under the Securities Act.

4.5    SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the three years preceding the Effective Time on a timely basis, except for such reports of which the failure to file (or timely file) has not adversely affected the Company’s eligibility to use Form S-3 for registration under the Securities Act. As of their respective filing dates (or, if amended prior to the date of this Agreement, when amended), all documents filed by the Company with the Commission (the “SEC Documents”) in the three years preceding the date hereof complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company, together with the related notes and any supporting schedules thereto, included in the SEC Documents (the “Financial Statements”) present fairly, in all material respects, the consolidated financial condition, results of operations and cash flows of the Company and each of its Subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified as of the dates and for the periods indicated. The Financial Statements and any supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. BDO USA, LLP, who have expressed their opinion with respect to the audited financial statements and schedules included in the SEC Documents, is an independent registered public accounting firm as required by the Securities Act and the Exchange Act.

4.6    Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), of which 100,000 shares have been designated Series A Junior Participating Preferred Stock. There are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company has not issued any capital stock since the date of its most recently filed SEC Document other than to reflect stock option and warrant exercises and vesting of restricted stock units and performance stock units. As of March 31, 2019, there were (i) 54,540,929 shares of Common Stock issued and outstanding and no shares of the Preferred Stock issued and outstanding; (ii) options to purchase up to 6,533,771 shares of Common Stock outstanding; and (iii) up to 299,547 shares of Common Stock issuable upon vesting of outstanding unvested restricted stock units and performance stock units. There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) (“Voting Debt”) of the Company issued and outstanding and no shares of Common Stock or Preferred Stock, or any Voting Debt, have been issued since March 31, 2019 (other than shares of Common Stock issued pursuant to awards granted pursuant to the Company’s stock option, incentive award or stock purchase plans, including without limitation the Company’s 2002 Stock Plan, as amended, 2010 Equity Incentive Award Plan and 2019 Incentive Award Plan (collectively, the “Equity Plans”)). Except as stated above, there are no existing options, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer, sell, redeem, purchase, repurchase or otherwise acquire or cause to be issued, transferred, sold, redeemed, purchased, repurchased or otherwise acquired any capital stock or Voting Debt of, or other equity interest in, the Company or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment. The issuance of Common Stock or other securities pursuant to any provision of this Agreement will not give rise to any preemptive rights or rights of first refusal on behalf of any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (each, a “Person”) or result in the triggering of any anti-dilution rights. There are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act.

4.7    Litigation. Except as described in the SEC Documents, there are no pending actions, suits or proceedings (including, to the Company’s knowledge, any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, any of its Subsidiaries or any of their respective properties that, (i) if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or (ii) would materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents and no such actions, suits or proceedings (including, to the Company’s knowledge, any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to the Company’s knowledge, threatened.

4.8    Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Transaction Documents except for (a) the filing of a Form D with the Commission under the Securities Act and compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws, and (b) the filing of one or more registration statements and all amendments thereto with the Commission as contemplated by the Registration Rights Agreement.

4.9    No Default or Consents. Neither the execution, delivery or performance of the Transaction Documents by the Company nor the consummation of any of the transactions contemplated thereby (including, without limitation, the issuance and sale by the Company of the Shares) conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or each of its Subsidiaries pursuant to, (i) the certificate of incorporation, charter, articles of association or bylaws (or similar organizational document) of the Company or each of its Subsidiaries, (ii) to the knowledge of the Company and its Subsidiaries, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their properties, or (iii) any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties of the Company or any of its Subsidiaries is subject, except in the case of clause (iii), where such breaches, violations, defaults, liens, charges or encumbrances would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in a material adverse effect on the consummation of the transactions contemplated by this Agreement.

4.10    No Material Adverse Change. Since March 31, 2019, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), and (v) the Company has not issued any equity securities to any officer, director or affiliate, except Common Stock issued pursuant to existing Equity Plans or executive and director compensation arrangements disclosed in the SEC Documents.

4.11    No General Solicitation. Neither the Company nor any Person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Shares.

4.12    No Integrated Offering. Neither of the Company or any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security of the Company or any of its Subsidiaries, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act or require registration of any of the Shares under the Securities Act or cause this offering of the Shares to be integrated with prior offerings by the Company or any Person acting on its behalf for purposes of the Securities Act.

4.13    Intellectual Property. The Company owns, possesses, licenses or has other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the SEC Documents to be conducted (the “Company Intellectual Property”). To the knowledge of the Company, there are no rights of third parties to any Company Intellectual Property, other than as licensed by the Company. To the knowledge of the Company, there is no infringement by third parties of any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others. The Company is not aware of any facts required to be disclosed to the U.S. Patent and Trademark Office (“USPTO”) which have not been disclosed to the USPTO and which would preclude the grant of a patent in connection with any patent application of the Company Intellectual Property or could form the basis of a finding of invalidity with respect to any issued patents of the Company Intellectual Property.

4.14    Disclosure. The Company understands and confirms that the Purchasers will rely on the Representations in this Section 4 in effecting transactions in securities of the Company. To the knowledge of the executive officers of the Company, all due diligence materials regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company to the Purchasers upon their request are, when taken together with the SEC Documents, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.15    Contracts. Each franchise, contract or other document of a character required as of the date hereof to be described in the SEC Documents or to be filed as an exhibit to the SEC Documents under the Securities Act and the rules and regulations promulgated thereunder is so described or filed. No Purchaser is receiving rights or benefits in connection with the issuance contemplated hereby which are more favorable than those received by any other Purchaser hereunder.

4.16    Properties and Assets. The Company and its Subsidiaries own or lease all such properties as are necessary to the conduct of their respective operations as presently conducted.

4.17    Possession of Licenses and Permits; Compliance with Law. The Company and its Subsidiaries (i) possess, and are in material compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits (“Licenses”) from, and have made all declarations, filings, listings, registrations, reports and submissions with, the appropriate federal, state, local or foreign governmental or regulatory authorities, in each case that are necessary or material to the conduct of the business now conducted or proposed in the SEC Documents to be conducted by them, (ii) during the three years prior to the Effective Date, have not received any notice of proceedings relating to the revocation or modification of any Licenses, and (iii) are not in violation of, or in default under, any such License. To the Company’s knowledge, neither the Company nor any of its Subsidiaries is, nor has been in the three years prior to the Effective Date, in violation of any laws, ordinances, governmental rules or regulations to which it is subject, except for such violations as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.18    Taxes. The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (nor does the Company nor any of its Subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its Subsidiaries and which could reasonably be expected to) have a Material Adverse Effect.

4.19    Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

4.20    Insurance. The Company and its Subsidiaries are insured by insurers with appropriately rated claims paying abilities against such losses and risks and in such amounts as are prudent and customary for similarly sized companies in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect, except as would not, individually or in the aggregate, have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect; and the Company has obtained directors’ and officers’ insurance in such amounts as is customary for issuers of similar size and development stage.

4.21    Price of Common Stock. Neither the Company nor its Subsidiaries has taken, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

4.22    Internal Control over Financial Reporting; Sarbanes-Oxley Matters. The Company, its Subsidiaries and the Company’s Board of Directors (the “Board”) are in compliance with Sarbanes-Oxley and all applicable rules thereof and all applicable rules of the Nasdaq Stock Market Exchange (the “Exchange Rules”). The Company maintains a system of “internal controls over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act), including, but not limited to, disclosure controls and procedures and internal controls over accounting matters (collectively, “Internal Controls”) sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Internal Controls are overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with Exchange Rules. The Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 135 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, material weakness, adverse change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls (each, an “Internal Control Event”), or any violation of, or failure to comply with, the Sarbanes-Oxley Act of 2002, the Securities Act, the Exchange Act, the rules and regulations of the Commission, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and the Exchange Rules, which, if determined adversely, would have a Material Adverse Effect.

4.23    Foreign Corrupt Practices. The Company is not nor, to the knowledge of the Company, is any director, officer, agent, or employee of the Company aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

4.24    Labor. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.

4.25    Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

4.26    OFAC. (a) Neither the Company nor any of its Subsidiaries, nor any director or officer thereof, nor, to the Company’s knowledge, any employee, agent, affiliate or representative of the Company or any of its Subsidiaries, is a Person that is, or is owned or controlled by a Person that is:

(i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor

(ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria).

(b)    The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person:

(i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(ii) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(c)     For the past five years, the Company and its Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

4.26.     Shell Company. The Company is not now and has not been, at any time during the past three (3) years, a shell company as defined by Rule 405 of the Securities Act and has never been an issuer subject to Rule 144(i) under the Securities Act.

SECTION 5.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

5.1    Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:

(a)    Such Purchaser (if an entity) is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement.

(b)    Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. Such Purchaser has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Purchaser acknowledges that the Company has made available the SEC Documents. Based on the information such Purchaser has deemed appropriate, and without reliance upon any placement agent, it has independently made its own analysis and decision to enter into the Transaction Documents. Such Purchaser is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

(c)    The Shares to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Such Purchaser is not a broker-dealer registered with the Commission under the Exchange Act or an entity engaged in a business that would require it to be so registered. Such Purchaser understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

(d)    Such Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act. Such Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by the Transaction Documents have been duly authorized and approved by all necessary action by or on behalf of the Purchaser, and do not and will not violate or constitute a default under such Purchaser’s certificate of incorporation, articles of association, charter, bylaws or other constituent document or under any law, rule, regulation, agreement or other obligation by which such Purchaser is bound.

(e)    The execution, delivery and performance by such Purchaser of the Transaction Documents to which such Purchaser is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

(f)    Such Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “registered broker-dealer”) and is not affiliated with a registered broker dealer. Purchaser is not party to any agreement for distribution of any of the Shares.

(g)    Such Purchaser shall have completed or caused to be completed and delivered to the Company at no later than the Closing Date, the Purchaser Questionnaire and the Selling Stockholder Questionnaire for use in preparation of the registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement) (the “Registration Statement”), and the answers to the Purchaser Questionnaire and the Selling Stockholder Questionnaire are true and correct in all material respects as of the date of this Agreement and will be true and correct in all material respects as of the Closing and the effective date of the Registration Statement; provided, that the Purchasers shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

(h)    Such Purchaser understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Shares.

(i)    Such Purchaser has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act.

(j)    Such Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

(k)    Such Purchaser did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

(l)    Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

(m)     Such Purchaser (including any person controlling, controlled by, or under common control with such Purchaser, as the term “control” is defined pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the “HSR Act”)) in connection with the consummation of the transactions contemplated by this Agreement will not be required to and will not complete a filing with the U.S. government pursuant to the HSR Act.

5.2    Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock) (“Short Sales”), of the securities of the Company during the period commencing as of the time that such Purchaser was first contacted by the Company or any other person regarding the transactions contemplated hereby and ending immediately prior to the Effective Date. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

5.3    Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

5.4    Legends.

(a)    Purchaser understands that, until such time as the Shares have been registered for resale pursuant to the Registration Statement or the Shares may be sold pursuant to Rule 144 under the Securities Act (“Rule 144”) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the book entry notations evidencing the Shares may bear one or more legends in substantially the following form and substance:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT

SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

In addition, book entry notations representing the Shares may contain:

(i)    Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations.

(ii)    Any legend required by the blue sky laws of any other state to the extent such laws are applicable to the sale of such Shares hereunder.

(b)    The restrictive legend set forth in section 5.4(a) above shall be removed and the Company shall, no later than three business days following the written request of a holder of Shares together with such representations and covenants of such holder and/or such holder’s executing broker as the Company may reasonably require in connection therewith and, if such Shares are certificated, the delivery to the Company’s transfer agent of a certificate representing Shares, issue or cause to be issued a certificate or book entry position without such restrictive legend or any other restrictive legend to the holder of the applicable shares upon which it is stamped or issue to such holder by electronic delivery with the applicable balance account at DTC or in physical certificated shares, as requested by such holder, if: (i) such Shares are then registered for resale pursuant to a registration statement that is effective under the Securities Act (provided that the Purchaser agrees to only sell such Shares during such time that such registration statement is effective and such Purchaser has not been notified by the Company that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement); (ii) such Shares are sold or transferred in accordance with Rule 144 (provided that such restrictive legend shall only be removed pursuant to this clause (ii) from such portion of the Shares as are sold or transferred in accordance with Rule 144); or (iii) such Shares are eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Subject to receipt of such representations, and covenants as are contemplated hereby, following the earlier of (i) the effective date of the Registration Statement or (ii) Rule 144 becoming available for the resale of the Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Shares and without volume or manner-of-sale restrictions, the Company shall issue to the Company’s transfer agent the instructions with respect to legend removal consistent with this section and shall cause to be delivered any legal opinion required by the transfer agent with respect thereto. Any fees (with respect to the transfer agent, the Company’s counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.

5.5    Restricted Shares. Purchaser understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.6    Exculpation Among Purchasers. Purchaser acknowledges that it is not relying upon any other Purchaser, or any officer, director, employee, agent, partner, member or affiliate of any such other Purchaser, in making its investment or decision to invest in the Company. Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.

SECTION 6.    CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING.

The Company’s obligation to complete the sale and issuance of the Shares and deliver Shares to each Purchaser, individually, as set forth in the Schedule of Purchasers at the Closing shall be subject to the following conditions to the extent not waived by the Company:

6.1    Receipt of Payment. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Shares being purchased by such Purchaser at the Closing as set forth in the Schedule of Purchasers.

6.2    Representations and Warranties. The representations and warranties made by the Purchasers in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

6.3    Receipt of Executed Documents. Such Purchaser shall have executed and delivered to the Company the Registration Rights Agreement, the Purchaser Questionnaire and the Selling Stockholder Questionnaire.

SECTION 7.    CONDITIONS TO PURCHASERS’ OBLIGATIONS AT THE CLOSING.

Each Purchaser’s obligation to accept delivery of the Shares and to pay for the Shares shall be subject to the following conditions to the extent not waived by such Purchaser:

7.1    Representations and Warranties. The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of, and as if made on, the date of this Agreement and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date.

7.2    Performance. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

7.3    Receipt of Executed Registration Rights Agreement. The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement.

7.4    Legal Opinion. The Purchasers shall have received an opinion of Latham & Watkins LLP, special counsel to the Company, dated as of the Closing Date, in form and substance reasonably acceptable to the Purchasers.

7.5    Certificate. Each Purchaser shall have received a certificate signed by the Chief Executive Officer or the Chief Financial Officer to the effect that the representations and warranties of the Company in Section 4 hereof are true and correct in all material respects as of, and as if made on, the date of this Agreement and as of the Closing Date and that the Company has satisfied all of the conditions set forth in this Section 7.

7.6    Good Standing. The Company is validly existing as a corporation in good standing under the laws of Delaware.

7.7    Judgments. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

7.8    Stop Orders. No stop order or suspension of trading shall have been imposed by the Nasdaq Global Select Market, the Commission or any other governmental regulatory body with respect to public trading in the Common Stock.

SECTION 8.    TERMINATION OF OBLIGATIONS TO EFFECT CLOSING; EFFECTS.

8.1    The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

(a)    upon the mutual written consent of the Company and Purchasers that agreed to purchase a majority of the Shares to be issued and sold pursuant to this Agreement;

(b)    by the Company if any of the conditions set forth in Section 6 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(c)    by a Purchaser (with respect to itself only) if any of the conditions set forth in Section 7 shall have become incapable of fulfillment, and shall not have been waived by the Purchaser; or

(d)    by either Company or Purchaser if the Closing has not occurred by June 30, 2019;

provided, however, that, except in the case of clauses (b) and (c) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

8.2    Nothing in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

SECTION 9.    BROKER’S FEES.

The Company and each Purchaser (severally and not jointly) hereby represent that there are no other brokers or finders entitled to compensation, commissions, placement agent’s fees or similar payments in connection with the sale of the Shares, and shall indemnify each other for any such fees for which they are responsible.

SECTION 10.    ADDITIONAL AGREEMENTS OF THE PARTIES.

10.1    Nasdaq Listing. The Company will use reasonable best efforts to continue the listing and trading of its Common Stock on the Nasdaq Global Select Market or the Nasdaq Global Market (or a substantially equivalent “national securities exchange” as defined under the Exchange Act) and, in accordance, therewith, will use reasonable best efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable; provided, however, that the Company’s obligations pursuant to this Section 10.1 shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration statement covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate, but only to the extent that the Company is not then in breach in any material respect of its obligations under the Registration Rights Agreement.

10.2    Access to Information. From the date hereof until the Closing, the Company will make reasonably available to the Purchasers’ representatives, consultants and their respective counsels for inspection, such information and documents as the Purchasers reasonably request, and will make available at reasonable times and to a reasonable extent officers and employees of the Company to discuss the business and affairs of the Company.

10.3    Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Shares and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchaser at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

10.4    Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

10.5    Short Sales and Confidentiality After the Date Hereof. Each Purchaser covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until the earlier of such time as (i) after the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company under the 8-K (defined below) contemplated to be filed pursuant to Section 10.6 hereof, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

10.6    Securities Laws Disclosure; Publicity. By 5:00 P.M., New York City time, on the trading day immediately following the Effective Date, the Company shall issue a press release disclosing the material terms of the transactions contemplated hereby. On or before 9:00 A.M., New York City time, on the third trading day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K (the “8-K”) with the Commission describing the material terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the agreements required to be filed in connection therewith). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any public filing with the Commission or any regulatory agency or Nasdaq, without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission; (b) the filing of a Form D with the Commission under the Securities Act and (c) to the extent such disclosure is required by law or Nasdaq regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (c). As of the time of the filing of the 8-K, no Purchaser shall be in possession of any material, non-public information received from the Company, any subsidiary of the Company or any of their respective officers, directors, employees or agents, pursuant to the transactions contemplated by this Agreement that is not disclosed in the 8-K, press release or other disclosure by the Company that complies with the requirements of Regulation FD.

SECTION 11.    INDEMNIFICATION.

11.1    Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Purchasers and each Person, if any, who controls any Purchaser within the meaning of the Securities Act (each, an “Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on the inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder, and will reimburse each Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Indemnified Party to comply with the covenants and agreements contained in Section 5 and 10.6 above respecting sale of the Shares, or (ii) the inaccuracy of any representations made by such Indemnified Party herein.

11.2    Indemnification by Purchasers. Each Purchaser shall severally, and not jointly, indemnify and hold harmless the other Purchasers and the Company, each of its directors, and each Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors or each of its controlling Persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained in Sections 5 and 10.6 above respecting the sale of the Shares unless such failure by such Purchaser is directly caused by the Company’s failure to provide written notice of a withdrawal or suspension of the Registration Statement to such Purchaser or (ii) the inaccuracy of any representation made by such Purchaser herein, in each case to the extent, and will reimburse the Company, each of its directors, and each of its controlling Persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, and each of its controlling Persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. No Purchaser shall be liable for the indemnification obligations of any other Purchaser.

SECTION 12.    NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

if to the Company, to:

Codexis, Inc.

#####

E-Mail: #####

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

#####

E-Mail: #####

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and if to the Purchasers, at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 13.    MISCELLANEOUS.

13.1    Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least a majority of the Shares.

13.2    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13.3    Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13.4    Replacement of Shares. If the Shares are certificated and any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Company’s transfer agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Company’s transfer agent for any losses in connection therewith or, if required by the transfer agent, a bond in such form and amount as is required by the transfer agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

13.5    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

13.6    Governing Law; Venue. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in San Mateo County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the Northern District of California). Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13.7    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile of “.pdf” signature were the original thereof.

13.8    Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

13.9    Entire Agreement. This Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

13.10    Payment of Fees and Expenses. Each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby; provided that the Company shall reimburse the Purchasers for up to $25,000 of their reasonable documented out-of-pocket legal expenses incurred in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement promptly following receipt of an invoice therefor. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

13.11    Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

13.12    Waiver of Potential Conflicts of Interest. Each of the Purchasers and the Company acknowledges that Latham & Watkins LLP (“Latham”) may have represented and may currently represent certain of the Purchasers. In the course of such representation, Latham may have come into possession of confidential information relating to such Purchasers. Each of the Purchasers and the Company acknowledges that Latham is representing only the Company in this transaction. By executing this Agreement, each of the Purchasers and the Company hereby waives any actual or potential conflict of interest which has or may arise as a result of Latham’s representation of such persons and entities, and represents that it has had the opportunity to consult with independent counsel concerning the giving of this waiver.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

CODEXIS, INC.

By:	/s/ John Nicols
Name:	John Nicols
Title:	President and Chief Executive Officer

SIGNATURE PAGES TO

SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASERS:

CASDIN PARTNERS MASTER FUND, L.P.
By:	Casdin Partners GP, LLC, its General Partner
By:	/s/ Eli Casdin
Name:	Eli Casdin
Title:	Managing Member

Address:
#####
Email: #####

SIGNATURE PAGES TO

SECURITIES PURCHASE AGREEMENT

EXHIBIT A

SCHEDULE OF PURCHASERS

Name and Address	Number of Shares	Aggregate Purchase Price of Shares
Casdin Partners Master Fund, L.P. #####	3,048,780	$49,999,992.00

EXHIBIT B

ACTIVE SUBSIDIARIES

Codexis Mayflower Holdings LLC

Codexis Brazil Holdings A LLC

Codexis Brazil Holdings B LLC

Codexis Laboratories Netherlands B.V.

Codexis Laboratories Hungary LLC

Wasabi Acquisition LLC

APPENDIX I

PURCHASER QUESTIONNAIRE

APPENDIX II

SELLING STOCKHOLDER QUESTIONNAIRE

APPENDIX III

FORM OF REGISTRATION RIGHTS AGREEMENT